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                                                                   Exhibit 10.18

                             OPEN PLAN SYSTEMS, INC.
                              NON-EMPLOYEE DIRECTOR
                      NON-QUALIFIED STOCK OPTION AGREEMENT
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         THIS AGREEMENT dated as of November 5, 2001, between Open Plan Systems,
Inc., a Virginia corporation (the "Company"), and ______________ ("Optionee"), is made pursuant and subject to the provisions set forth below.

         1. Grant of Option. The Company hereby grants to Optionee, subject to
            ---------------
the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of______________________________ shares of the Common Stock of the Company (the "Common Stock") at an option price per share of $0.60. The option shall be a Non-Qualified Stock Option exercisable as hereinafter provided.

         2. Terms and Conditions. This option is subject to the following terms
            --------------------
and conditions:

            (a) Expiration Date. The Expiration Date of this option is November
                ---------------
5, 2011.

            (b) Exercise of Option. This option shall be exercisable as of the
                ------------------
date hereof with respect to the total number of shares covered by this option and shall continue to be exercisable with respect to such shares until the Expiration Date. A partial exercise of this option shall not affect Optionee's right to exercise subsequently this option with respect to the remaining shares that are exercisable.

            (c) Method of Exercising and Payment for Shares. This option may be
                -------------------------------------------
exercised only by written notice delivered to the attention of the Company's Secretary at the Company's principal office in Richmond, Virginia. The written notice shall specify the number of shares being acquired pursuant to the exercise of the option when such option is being exercised in part in accordance with subparagraph 2(b) hereof. The exercise date shall be the date upon which

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such notice is received by the Company. Such notice shall be accompanied by payment of the option price in full for each share either in cash in United States Dollars, or by the surrender of shares of Common Stock, or by cash equivalent acceptable to the Company or any combination thereof having an aggregate fair market value equal to the total option price for all the shares being purchased. Notwithstanding the foregoing, in the event that this option is exercised by a party or entity that is not (i) the original Optionee or (ii) a director of the Company at the time of the exercise of the option, such party must notify the Company of its intention to deliver such written notice to exercise not less than 10 days prior to the delivery of such written notice in order to permit the Company to take such steps as it deems necessary to comply with applicable securities laws in connection with the issuance of shares of Common Stock to such party upon the exercise of this option.

         (d) Restrictions on Transferability. This option is nontransferable,
             -------------------------------
except (i) in the event of the Optionee's death, by will or by the laws of descent and distribution or (ii) in a transfer that either is covered by a registration statement that has been declared effective under the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws or, in the opinion of counsel in form and substance reasonably satisfactory to the Company, is not required to be registered under the Act and any applicable state securities laws. In the event that, at any time or from time to time, this option is transferred to any party pursuant to the exception set forth in (ii) above, the transferee shall take this option pursuant to all of the provisions of this Agreement, and, as a condition precedent to the transfer of this option, the transferee shall agree (for and on behalf of himself, his legal representatives and his transferees and assigns) in writing to be bound by all provisions of this Agreement as a party hereto and in the capacity of an Optionee. In the event that there shall be any transfer to any person or entity pursuant to this

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Section 2(d), all references in this Agreement to the Optionee or to any
Optionee shall thereafter be deemed to include such transferee, and the provisions hereof shall thereafter be applicable to such transferee.

            3. Fractional Shares. Fractional shares shall not be issuable
               -----------------
hereunder, and when any provision hereof may entitle Optionee to a fractional share such fraction shall be disregarded.

            4. Investment Representation. Optionee agrees that, unless such
               -------------------------
shares shall previously have been registered under the Act, (a) any shares purchased by him hereunder will be purchased for investment and not with a view to distribution or resale, and (b) until such registration, certificates representing such shares may bear an appropriate legend to assure compliance with the Act. This investment representation shall terminate when such shares have been registered under the Act.

            5. Change in Capital Structure. Subject to any required action by
               ---------------------------
the shareholders of the Company, the number of shares of Common Stock covered by this option, and the price per share thereof, shall be proportionately adjusted and its terms shall be adjusted as the Compensation Committee of the Board shall determine to be equitably required for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from any stock dividend (but only on the Common Stock), stock split, subdivision, combination, reclassification, recapitalization or general issuance to holders of Common Stock of rights to purchase Common Stock at substantially below its then fair market value or any change in the number of such shares outstanding effected without receipt of cash or property or labor or services by the Company or for any spin-off, spin-out, split-up, split-off or other distribution of assets to shareholders.

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     In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock.

     The grant of this option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     6. Governing Law. This Agreement shall be governed by and construed and
        -------------
enforced in accordance with the laws of the Commonwealth of Virginia, except to the extent that federal law shall be deemed to apply.

     7. Entire Agreement; Modification. This Agreement constitutes the entire
        ------------------------------
agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the matter of this Agreement. This Agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

     8. Binding Effect. Subject to the limitations stated above, this Agreement
        --------------
shall be binding upon and inure to the benefit of the assignee, transferee, legatees, distributees, and personal representatives of Optionee and the successors of the Company.

     9. Counterparts. This Agreement may be executed in one or more
        ------------
counterparts, each one of which taken together shall constitute one and the same agreement.

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     IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by a duly authorized officer, and Optionee has affixed his signature hereto.



OPTIONEE:                               OPEN PLAN SYSTEMS, INC.



                                        By:
__________________________________         ____________________________
[OPTIONEE]                                 Thomas M. Mishoe, Jr.
                                           President and Chief Executive Officer

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                             OPEN PLAN SYSTEMS, INC.

 Schedule to Form of Non-Employee Director Non-Qualified Stock Option Agreements

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                       Optionees          Number of Options
                       ---------          -----------------
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    Theodore L. Chandler, Jr.                                  21,083
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    J. Wesley Hall                                             21,583
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    Anthony F. Markel                                          21,583
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    Robert F. Mizell                                           26,583
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    Edwin W. Mugford                                           20,083
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    Troy A. Peery, Jr.                                         19,083
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    W. Sydnor Settle                                           25,083
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